GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Health Care Equity ETF

(the “Fund”)

Supplement dated January 18, 2023 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2022, as supplemented to date

Effective immediately, Anant Padmanabhan no longer serves as portfolio manager for the Fund. Jenny Chang and Raj Garigipati will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Padmanabhan in his capacity as a portfolio manager to the Fund in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.

FTRHETBDSTK 01-23